UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

SPYRE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, Massachusetts	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Aeglea BioTherapeutics, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Appointment

The Board of Directors (the “Board”) of Spyre Therapeutics, Inc., formerly known as Aeglea BioTherapeutics, Inc. (the “Company”), appointed Cameron Turtle, DPhil, as Chief Executive Officer of the Company, effective as of November 22, 2023.

Cameron Turtle, DPhil (Age 33). Dr. Turtle joined the Company as Chief Operating Officer in June 2023, and was appointed as Chief Executive Officer of the Company, effective as of November 22, 2023. Dr. Turtle is an experienced leader in building, financing, and shaping biopharma organizations from preclinical development to late-stage clinical trials and commercialization. Prior to joining the Company, Dr. Turtle was an advisor to Spyre Therapeutics, Inc. from May 2023 to June 2023. Previously, he served as Venture Partner at Foresite Labs, a life sciences investment firm, from July 2022 to May 2023; Chief Strategy Officer of BridgeBio Pharma (NASDAQ: BBIO), a biotechnology company, from January 2021 to April 2022; and Chief Business Officer of Eidos Therapeutics (NASDAQ: EIDX), a biopharmaceutical company, from November 2018 to January 2021, where he led business development, investor relations, and multiple operational functions as the company advanced an investigational medicine for a form of heart failure. Prior to joining BridgeBio and Eidos, he was a consultant at McKinsey & Company, where he worked with pharmaceutical and medical device companies on topics including M&A, growth strategy, clinical trial strategy, and sales force optimization. Dr. Turtle received his B.S. with honors in Bioengineering from the University of Washington and his D.Phil. in Cardiovascular Medicine from the University of Oxford, St. John’s College. He is the recipient of several awards, including a Rhodes Scholarship, Goldwater Scholarship, Forbes 30 Under 30, San Francisco Business Times 40 Under 40, and the Biocom Life Sciences Catalyst Award.

In connection with his appointment as Chief Executive Officer, Dr. Turtle entered into an amended and restated letter agreement with the Company and resigned from his role as Chief Operating Officer. Pursuant to the terms of his amended and restated letter agreement, Dr. Turtle is entitled to an annual base salary of $625,000 and an annual target bonus equal to 55% of his base salary. On November 22, 2023, Dr. Turtle was also awarded an option to purchase up to 374,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), under the Company’s 2016 Equity Incentive Plan, as amended (the “Plan”), with an exercise price of $10.39 per share, equal to the closing price of the Common Stock on the Nasdaq Stock Market (“Nasdaq”) on the date of grant, and a 10-year term. This option vests and becomes exercisable as to 25% on the first anniversary of the date of grant and in equal monthly installments thereafter through the fourth anniversary of the date of grant, subject to Dr. Turtle’s continued service to the Company through each applicable vesting date.

In the event Dr. Turtle’s employment is terminated by the Company without cause or he resigns for good reason (collectively, an “Involuntary Termination”), Dr. Turtle will, subject to the execution of a release in favor of the Company, receive: (i) severance payments equal to 12 months of base salary and any earned but unpaid annual bonus for the preceding year, (ii) up to 12 months of partially subsidized COBRA coverage, and (iii) accelerated vesting of any time-based equity awards scheduled to vest in the 12 months following such termination. However, if the Involuntary Termination is within three months before or 12 months after a change in control of the Company, Dr. Turtle will instead receive: (A) severance payments equal to 18 months of base salary, any earned but unpaid annual bonus for the preceding year, and the target annual bonus for the year of termination, (B) up to 18 months of fully subsidized COBRA continuation coverage, and (C) full acceleration of all equity awards.

The foregoing description of the amended and restated letter agreement is not complete and is qualified in its entirety by reference to the amended and restated letter agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Resignation of Directors

Effective as of November 22, 2023, Ivana Magovčević-Liebisch, Ph.D., J.D. and Hunter C. Smith, M.B.A. resigned from the Board. The resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Directors

In connection with Dr. Turtle’s appointment as Chief Executive Officer, he was also appointed as a Class I director, effective as of November 22, 2023. Dr. Turtle has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Dr. Turtle and any other person pursuant to which he was appointed as an officer and director of the Company. Dr. Turtle is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Turtle does not receive any compensation for his service as a director.

Also effective as of November 22, 2023, Laurie Stelzer was appointed to the Board as a Class I director and Jeffrey Albers was appointed to the Board as a Class II director. In connection with their appointments to the Board, Ms. Stelzer was appointed as the chair of the audit committee and a member of the nominating and corporate governance committee, and Mr. Albers was appointed as a member of the audit committee and the compensation committee.

Laurie Stelzer (Age 56). Ms. Stelzer has served as Chief Financial Officer of ReNAgade Therapeutics, Inc., a biotechnology company focused on RNA therapeutics, since September 2023. Prior to joining ReNAgade, Ms. Stelzer served as Chief Financial Officer of Mirati Therapeutics, Inc. (Nasdaq: MRTX), a commercial-stage targeted oncology company (“Mirati”), from May 2022 to September 2023. Prior to joining Mirati Therapeutics, Ms. Stelzer served as Executive Vice President and Chief Financial Officer of Arena Pharmaceuticals, Inc. (acquired by Pfizer Inc.), a biopharmaceutical company, from March 2020 until the completion of Pfizer’s acquisition in March 2022. Prior to joining Arena Pharmaceuticals, Ms. Stelzer served as Chief Financial Officer at Halozyme Therapeutics, Inc. (Nasdaq: HALO), a biopharma technology platform company, from June 2015 to March 2020, where she led the Finance, Information Technology, Business Development, Project Management and Site Operations organizations. Prior to joining Halozyme Therapeutics, Ms. Stelzer held senior management roles at Shire Plc (acquired by Takeda Pharmaceutical), including Senior Vice President of Finance, Division Chief Financial Officer for the Regenerative Medicine Division and Head of Investor Relations. Previously, she also worked at Amgen, Inc. (Nasdaq: AMGN), a global biopharmaceutical company, for 15 years, serving in positions of increasing responsibility in the areas of Finance, Treasury, Global Accounting and International/Emerging Markets. Ms. Stelzer has served as a member of the board of directors of PMV Pharmaceuticals, Inc. (Nasdaq: PMVP), a precision oncology company, since 2020, Surface Oncology, Inc. (Nasdaq: SURF), a clinical-stage immuno-oncology company, from 2018 until its acquisition by Coherus in September 2023 and Longboard Pharmaceuticals, a clinical-stage neurology company from 2020 to 2021. Ms. Stelzer received her B.S. in Accounting from Arizona State University and her M.B.A. from University of California, Los Angeles, Anderson School of Management.

Jeffrey W. Albers (Age 52). Mr. Albers has over 25 years of experience working in the biopharmaceutical industry and bringing important new medicines to patients with cancer and rare diseases. He is currently Chairman of Blueprint Medicines Corporation (Nasdaq: BPMC), a global precision therapy company, since January 2023, and Venture Partner at Atlas Venture, a venture capital firm focused on investment in biotechnology companies, since January 2023. Mr. Albers served as Chief Executive Officer, President and Chairman of Blueprint Medicines from June 2021 to April 2022, Executive Chairman from April 2022 to December 2022 and as Chief Executive Officer, President and Director from July 2014 to June 2021. Prior to joining Blueprint Medicines in July 2014, Mr. Albers was President of Algeta ASA, a Norwegian biotechnology company from January 2012 to April 2014, where he oversaw the commercial and business functions. Prior to Algeta ASA, from July 2005 to November 2011, Mr. Albers was at Genzyme Corporation, a biotechnology company that is now a wholly-owned subsidiary of Sanofi S.A., most recently as Vice President of the U.S. hematology and oncology business unit. In addition to Blueprint Medicines, Mr. Albers serves on the board of directors of Kymera Therapeutics, Inc. (Nasdaq: KYMR) and several private companies. Mr. Albers received a B.S. from Indiana University and an M.B.A. and a J.D. from Georgetown University.

In connection with their appointments as directors, each of Ms. Stelzer and Mr. Albers will receive cash compensation as set forth in the Company’s non-employee director cash and equity compensation program (the “Program”) and an option to purchase 50,000 shares of Common Stock under the Plan in accordance with the Program, with an exercise price per share equal to the closing price of the Common Stock on the Nasdaq on the date of grant, and a 10-year term. These options will vest and become exercisable in 36 equal monthly installments beginning on the date of each grant until such time as the options are 100% vested, subject to each of Ms. Stelzer’s and Mr. Albers’ continued service to the Company through each applicable vesting date. There are no family relationships between Ms. Stelzer, Mr. Albers and any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Stelzer or Mr. Albers and any other person pursuant to which he or she was appointed as a director of the Company. Sessions LLC, an investment company of which Mr. Albers is a managing director and owns 10% or more of the equity interest in or otherwise exercises significant influence over, purchased 859 shares of the Company’s Series A preferred stock for an aggregate purchase price of approximately $250,000 in a private placement that closed on June 26, 2023 (the “PIPE”) on substantially the same terms as the other investors in the PIPE. Other than as disclosed above, neither of Ms. Stelzer or Mr. Albers is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Indemnification Agreements

In connection with their appointments as directors, each of Ms. Stelzer and Mr. Albers will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37722) filed with the Securities and Exchange Commission on August 9, 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2023, the Company filed an amended and restated Certificate of Incorporation (“Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware to change the name of the Company from “Aeglea BioTherapeutics, Inc.” to “Spyre Therapeutics, Inc.” (the “Name Change”) and to reflect all certificates of amendment to the Company’s Restated Certificate of Incorporation to date. The Name Change and the Amended and Restated Certificate of Incorporation became effective at 12:01 a.m. Eastern Time on November 28, 2023.

The Board approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders. In connection with the Name Change, the Board also approved the Amended and Restated Certificate of Incorporation, effective as of November 28, 2023. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Company’s Common Stock will continue to be quoted on The Nasdaq Capital Market, but beginning with the opening of trading on November 28, 2023, trading is expected to be under the new symbol “SYRE” (the “Symbol Change”). Following the Name Change, existing stock certificates, which reflect the Company’s prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 7.01	Regulation FD Disclosure.

On November 27, 2023, the Company issued a press release announcing the Name Change, the Symbol Change and the CEO and director appointments, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of November 28, 2023.

10.1	Amended and restated letter agreement by and between the Company and Cameron Turtle, dated as of November 22, 2023.

99.1	Press Release, dated November 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date: November 28, 2023	By:	/s/ Cameron Turtle
Cameron Turtle
Chief Executive Officer